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                                                                  EXECUTION COPY

                               SECURITY AGREEMENT
                               ------------------


         This Security Agreement ("Agreement") dated December 31, 2003, among ABFS CONSOLIDATED HOLDINGS, INC., a Delaware CORPORATION, AMERICAN BUSINESS MORTGAGE SERVICES, INC., a New Jersey corporation, HOMEAMERICAN CREDIT, INC., a Pennsylvania CORPORATION, and AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation (each a "Grantor" and collectively, the "Grantors") and U.S. BANK, NATIONAL ASSOCIATION, a national banking association, as trustee for the Securityholders ("Secured Party").

Background
----------

         A. On the date hereof, American Business Financial Services, Inc. ("Company") entered into a certain Indenture dated December 31, 2003 (as it may hereafter be amended, supplemented or replaced from time to time, "Indenture") pursuant to which the Company issued Senior Collateralized Notes to the Securityholders. Secured Party is acting a trustee for the benefit of the Securityholders in accordance with the terms of the Indenture. Capitalized terms used but not defined herein shall have the meanings given to such terms as set forth in the Indenture.

         B. To secure repayment of the Note Obligations and all other undertakings of the Company to the Secured Party and the Securityholders under the Indenture, each Grantor desires to grant to Secured Party, for the benefit of the Securityholders, security interests in the property of such Grantor described herein.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

                          SECTION 1 - SECURITY INTEREST
                          -----------------------------

         1.1 Description: As security for the payment of the Note Obligations and undertakings of every kind or nature whatsoever of the Company to the Securityholders and Secured Party, whether now existing or hereafter incurred, matured or unmatured, direct or indirect, primary or secondary, related or unrelated or due or to become due, arising under the Indenture, and any extensions, modifications, substitutions, increases and renewals thereof, and substitutions therefore; the payment of all amounts advanced by Secured Party to preserve, protect, defend, and enforce its rights hereunder and in the following property in accordance with the terms of this Agreement, each Grantor hereby assigns and grants to Secured Party (for the benefit of the Securityholders), a continuing lien on and security interest in, upon and to all of such Grantor's now owned and hereafter acquired, created or arising General Intangibles (including Payment Intangibles) arising out of, related to or owing to each Grantor as a result of such Grantor's ownership interest in ABFS Warehouse Trust 2003-1, established pursuant to the terms of that certain Amended and Restated Trust Agreement among Grantors and Wilmington Trust Company dated October 14, 2003 and the proceeds, whether cash or non-cash, of the foregoing (collectively, the "Collateral").
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         1.2 Lien Documents: As Secured Party deems necessary, each Grantor shall execute and deliver to Secured Party, or have executed and delivered (all in form and substance satisfactory to Secured Party), any agreements, documents, instruments and writings, required to evidence, perfect or protect Secured Party's lien and security interest in the Collateral required hereunder.

         1.3 Other Actions:

                  (a) Secured Party is hereby authorized to file financing statements and amendments to financing statements without any Grantor's signature in accordance with the Uniform Commercial Code as in effect in the State of Delaware from time to time (the "UCC"). Each Grantor hereby authorizes Secured Party to file all financing statements and amendments to financing statements describing the Collateral in any filing office as required to perfect the Liens of Secured Party in the Collateral, including financing statements listing "all general intangibles owing to or arising out of Grantor's ownership interest in ABFS Warehouse Trust 2003-1" in the collateral description therein. Each Grantor agrees to comply with the requirements of all state and federal laws and requests of Secured Party in order for Secured Party to have and maintain a valid and perfected first security interest in the Collateral.

                  (b) In addition to the foregoing, each Grantor shall do anything further that may be reasonably required by Secured Party to secure Secured Party and effectuate the intentions and objects of this Agreement, including, without limitation, the execution and delivery of security agreements, contracts and any other documents required hereunder. At Secured Party's request, each Grantor shall also immediately deliver (with execution by such Grantor of all necessary documents or forms to reflect, implement or enforce the Note Liens described herein) to Secured Party all items of which Secured Party must receive possession to obtain a perfected security interest in the Collateral.

         1.4 Filing Security Agreement: A carbon, photographic or other reproduction or other copy of this Agreement or of a financing statement is sufficient as and may be filed in lieu of a financing statement.

         1.5 Power of Attorney: Each of the officers of Secured Party or its representative is hereby irrevocably made, constituted and appointed the true and lawful attorney for each Grantor (without requiring it to act as such) with full power of substitution to do the following, subject to the rights of the holders of any Senior Debt existing on the date hereof or arising in the future:
(a) execute in the name of each Grantor, schedules, assignments, instruments, documents and statements that such Grantor is obligated to give Secured Party hereunder or is necessary to perfect (or continue to evidence the perfection of such security interest or Lien); (b) during the continuance of a Default, endorse the name of Grantor upon any and all checks, drafts, money orders and other instruments for the payment of monies that are payable to such Grantor and constitute collections on such Grantor's Collateral; and (c) during the continuance of a Default, do such other and further acts and deeds in the name of such Grantor that Secured Party may reasonably deem necessary or desirable to enforce any Collateral or perfect Secured Party's security interest or Note Lien in the Collateral.

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                   SECTION 2 - REPRESENTATIONS AND WARRANTIES
                   ------------------------------------------

         2.1  Each Grantor represents and warrants to Secured Party that:

                  (a) Corporate Organization - Such Grantor (i) is duly organized and validly existing under the laws of its state of incorporation,
(ii) has the power and authority to operate its business and to own its Property and (iii) is duly qualified, is validly existing and in good standing and has lawful power and authority to engage in the business;

                  (b) Non-Contravention - The making and performance of this Agreement and other agreements executed in connection herewith will not (immediately, with the passage of time or with the giving of notice or both):

                           (i) violate the certificate of incorporation or
by-laws of such Grantor result in a default under any contract, agreement or instrument to which such Grantor is a party or by which such Grantor or its property is or may be bound, or

                           (ii) result in the creation or imposition of any
security interest in, or lien or encumbrance upon, any of the assets of such Grantor, except such as are in favor of Secured Party;

                  (c) Power and Authority - such Grantor has the power and authority to enter into and perform this Agreement and to incur the obligations herein and therein provided for, and has taken all proper and necessary action, corporate or otherwise, to authorize the execution, delivery and performance of this Agreement;

                  (d) Enforceable - This Agreement is valid, binding and enforceable against such Grantor in accordance with its terms;

                  (e) Consents and Approvals - All necessary consents, approvals or authorizations of, or filing, registration or qualification with, any Person, required to be obtained by such Grantor in connection with the execution and delivery of this Agreement or the undertaking or performance of any obligation hereunder has been obtained;

                  (f) Title - The Collateral is free and clear of any and all liens, claims, encumbrances or security interests other than Permitted Liens (as defined in the Indenture);

                  (g) Governmental Consent - Neither the nature of any Grantor or of its business or Property, nor any relationship between such Grantor and any other Person, nor any circumstance affecting such Grantor in connection with the issuance or delivery of this Agreement is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of such Grantor;

                  (h) Government Regulations - (i) such Grantor has obtained all licenses, permits, franchises or other governmental authorizations necessary for the ownership of its Property and for the conduct of its business; and (ii) such Grantor is not in violation of or receipt of written notice that it is in

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violation of any applicable statute, regulation or ordinance of the United
States of America, or of any state, city, town, municipality, county or of any other jurisdiction, or of any agency, or department thereof, (including, without limitation, Environmental Laws or government procurement regulations), a violation of which causes or could cause a material adverse effect; and

                  (i) Perfection - This Agreement is effective to create in favor of Secured Party legal, valid and enforceable Liens in all right, title and interest of such Grantor in the Collateral, and when financing statements have been filed in the offices of the jurisdiction shown on Schedule "2.1(i)" attached hereto and made a part hereof under such Grantor's name, Secured Party will have perfected Liens in the Collateral, superior in right to any and all other consensual Liens, existing or future, other than Permitted Liens.

                              SECTION 3 - COVENANTS
                              ---------------------

         3.1 Each Grantor covenants that:

                  (a) Payment of Taxes and Claims - such Grantor shall pay, before they become delinquent,

                           (i) all taxes, assessments and governmental charges
or levies imposed upon it or upon such Grantor's
Property, and

                           (ii) all claims or demands of materialmen, mechanics,
carriers, warehousemen, landlords and other Persons entitled to the benefit of statutory or common law Liens, which, if unpaid, would result in the imposition of a Lien upon its Property; provided, however, that such Grantor shall not be required to pay any such tax, assessment, charge, levy, claim or demand if the amount, applicability or validity thereof shall at the time be contested in good faith and by appropriate proceedings by such Grantor, and if such Grantor shall have set aside on its books adequate reserves in respect thereof, if so required in accordance with GAAP; which deferment of payment is permissible so long as no Lien has been entered and such Grantor's title to, and its right to use, its Property are not materially adversely affected thereby;

                  (b) Property Insurance, Public and Products Liability Insurance - such Grantor shall maintain insurance (i) on all insurable tangible Property against fire, flood, casualty and such other hazards (including, without limitation, extended coverage, workmen's compensation, boiler and machinery, with inflation coverage by endorsement) and (ii) against public liability, product liability and business interruption, in each case in such amounts, with such deductibles and with such insurers as are customarily used by companies operating in the same industry as such Grantor. Each Grantor further covenants that all insurance premiums owing under its current policies have been paid. Each Grantor shall notify Secured Party, immediately, upon such Grantor's receipt of a notice of termination, cancellation, or non-renewal from its insurance company of any such policy;

                  (c) Financial Records - such Grantor shall keep current and accurate books of records and accounts in which full and correct entries will be made of all of its business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP;

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                  (d) Corporate Existence and Rights - such Grantor shall do (or cause to be done) all things necessary to preserve and keep in full force and effect its existence, good standing, rights and franchises. Each Grantor shall maintain any and all licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Property or to the conduct of its businesses;

                  (e) Compliance with Laws - such Grantor: (i) shall be in compliance with any and all laws, ordinances, governmental rules and regulations, and court or administrative orders or decrees to which it is subject, whether federal, state or local, and (ii) shall obtain any and all licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Property or to the conduct of its businesses, which violation or failure to obtain causes or could cause a material adverse effect. Each Grantor shall timely satisfy all assessments, fines, costs and penalties imposed (after exhaustion of all appeals, provided a stay has been put in effect during such appeal) by any governmental authority against such Grantor or any Property of such Grantor;

                  (f) Issue Taxes - such Grantor shall pay all taxes (other than taxes based upon or measured by any Secured Party's income or revenues or any personal property tax), if any, in connection with the recording of any lien documents. The obligations of each Grantor hereunder shall survive the termination of this Agreement;

                  (g) Merger, Consolidation, Dissolution or Liquidation - No Grantor may consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to another corporation, Person or entity unless (a) such Grantor is the surviving corporation or the entity or the Person formed by or surviving any such consolidation or merger (if other than such Grantor) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; (b) the entity or Person formed by or surviving any such consolidation or merger (if other than such Grantor) or the entity or Person to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made assumes all the obligations of such Grantor under this Agreement; (c) after giving effect to such sale, assignment, transfer, lease, conveyance or other disposition, no Default shall occur under the Indenture;

                  (h) Liens and Encumbrances - such Grantor shall not cause or permit or agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the Collateral, whether now owned or hereafter acquired, to be subject to a Lien or be subject to any claim unless (i) such Lien is a Permitted Liens or (ii) at the time of granting such Lien, the Collateral Coverage Ratio is at least 1.5 to 1;

                  (i) Other Agreements - such Grantor shall not become or be a party to any contract or agreement which at the time of becoming a party to such contract or agreement materially impairs such Grantor's ability to perform under this Agreement, or under any other instrument, agreement or document to which such Grantor is a party or by which it is or may be bound; and

                  (j) Change of Location or Jurisdiction of Organization - such Grantor agrees that it shall not change its name or jurisdiction of organization without thirty (30) days prior written notice to Secured Party.


         3.2 Subordination: Notwithstanding anything to the contrary contained in this Agreement, Secured Party's rights and the Liens created hereunder, shall be subject and subordinate to the rights of the holder of any Senior Debt and/or the Priority Liens. By its acceptance and acknowledgment hereof, Trustee (on behalf of the Securityholders) hereby confirms that Trustee shall execute and deliver to any holder of the Senior Debt any and all documents, instruments or agreements required by such holder to evidence the subordination of the Lien granted hereunder to the priority of the Priority Lien.

                               SECTION 4 - DEFAULT
                               -------------------

         4.1 Default: The occurrence of an Event of Default under the Indenture shall constitute a default ("Default") hereunder and Secured Party shall thereupon have the option to declare Grantors in default under this Agreement, and all other existing and future agreements of any kind (related or unrelated) with Secured Party, and declare all existing and future liabilities, indebtedness and obligations of each Grantor to Secured Party, whether matured or contingent, related or unrelated, due or to become due, immediately due and payable including, but not limited to, interest, principal, and expenses and all of Secured Party's rights hereunder and thereunder, all without demand, notice, presentment or protest or further action of any kind.

         4.2 Rights and Remedies on Default: In addition to all other rights, options and remedies granted to Secured Party under this Agreement (each of which is also then exercisable by Secured Party), Secured Party may, upon the occurrence of a Default, exercise any other rights granted to it under the UCC and any other applicable law, including, without limitation, the following rights and remedies: take possession of, send notices, and collect directly the Collateral, with or without judicial process (including, without limitation the right to notify the United States postal authority to redirect all mail addressed to each Grantor to an address designated by Secured Party).

         4.3 Nature of Remedies: Secured Party shall have the right to proceed against all or any portion of the Collateral in any order and may apply such Collateral to the liabilities and obligations of the Company and/or any Grantor to Secured Party in any order. All rights and remedies granted Secured Party hereunder and under any agreement referred to herein, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and Secured Party may proceed with any number of remedies at the same time until all existing and future liabilities and obligations of the Company and/or the Grantors to Secured Party, are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and Secured Party, upon the occurrence of a Default, may proceed against the Company, any Grantor, and/or the Collateral, at any time, under any agreement, with any available remedy and in any order.

                            SECTION 5 - MISCELLANEOUS
                            -------------------------

         5.1 Governing Law: This Agreement, and all related agreements and documents shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its otherwise applicable principles of conflicts of laws.

         5.2 Notices. Any notice, instruction, direction, request or other communication by the Company, any Grantor, the Trustee or any other holder of Senior Debt to the others is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the other's address:




         If to the Company:

                  AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                  The Wanamaker Building
                  100 Penn Square East
                  Philadelphia, Pennsylvania  19004
                  Attention:        Stephen M. Giroux
                                    Senior Vice President and General Counsel
                  Telecopier:       (215) 940-4537


         If to any Grantor:

                  c/o AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                  The Wanamaker Building
                  100 Penn Square East
                  Philadelphia, Pennsylvania  19004
                  Attention:     Stephen M. Giroux
                                 Senior Vice President and General Counsel
                  Telecopier:    (215) 940-4537


         With a copy to:

                  BLANK ROME LLP
                  One Logan Square
                  Philadelphia, Pennsylvania  19103-2599
                  Attention:     Lawrence F. Flick, II, Esquire
                  Telecopier:    (215) 569-5556

         If to the Trustee:

                  U.S. BANK NATIONAL ASSOCIATION Mail Code EP-MN-WS3C 60 Livingston Avenue St. Paul, Minnesota 55107
                  Attention:     Mr. Richard Prokosch, Corporate Finance
                  Phone:         (651) 495-3918
                  Telecopier:    (651) 495-8097

         If to a holder of Senior Debt, such address as such holder of Senior Debt shall have provided in writing to the Company and the Trustee.

         Any Grantor, the Trustee or a holder of Senior Debt by notice to the Company, the Grantors and the Trustee may designate additional or different addresses for subsequent notices or communications.

         All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by nationally recognized overnight air courier guaranteeing next day delivery.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If any Grantor mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

         5.2 Waiver:

                  (a) No omission or delay by Secured Party in exercising any right or power under this Agreement or any other document will impair such right or power or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver of Secured Party's rights hereunder will be valid unless in writing and signed by Secured Party, and then only to the extent specified.

                  (b) Each Grantor releases Secured Party, its agents, administrators and executors, its officers, employees and agents, of and from any claims for loss or damage resulting from acts or conduct of any or all of them arising through the date hereof, unless caused solely by willful misconduct or gross negligence.

         5.3 Modification: No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.



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


         5.4 Signatories: Each individual signatory hereto represents and warrants that he/she is duly authorized to execute this Agreement on behalf of his/her principal and that he/she executes the Agreement in such capacity and not as a party.

         5.5 Counterpart Originals: The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         5.6 Successors and Assigns: All provisions herein shall inure to, become binding upon the successors, representatives, trustees, administrators, executors, heirs and assigns of the parties hereto.

         5.7 Headings, etc.: Any cross-reference, table and headings of the Articles and Sections of the Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions thereof.

         5.8 Consent to Jurisdiction: Each Grantor irrevocably consents to the jurisdiction of the Courts of Delaware or the United States District Court for the District of Delaware in any and all actions and proceedings whether arising hereunder or under any other agreement or undertaking and irrevocably agrees to service of process to the address of such Grantor set forth herein by certified mail, return receipt requested.

         5.9 Waiver of Jury Trial: Each Grantor and Secured Party hereby waive any and all rights any may have to a jury trial in connection with any litigation commenced by or against Secured Party with respect to rights and obligations of the parties hereto.









                     [SIGNATURES TO FOLLOW ON SEPARATE PAGE]

         IN WITNESS WHEREOF, the undersigned parties have executed this Agreement the day and year first above written.


                                ABFS CONSOLIDATED HOLDINGS, INC.


                                By:  /s/  Jeffrey M. Ruben
                                    -------------------------------------
                                Name: Jeffrey M. Ruben
                                     ------------------------------------
                                Title: Executive Vice President
                                      -----------------------------------

                                AMERICAN BUSINESS MORTGAGE SERVICES, INC.



                                By:  /s/  Jeffrey M. Ruben
                                    -------------------------------------
                                Name: Jeffrey M. Ruben
                                     ------------------------------------
                                Title: Executive Vice President
                                      -----------------------------------



                                HOMEAMERICAN CREDIT, INC.


                                By:  /s/  Jeffrey M. Ruben
                                    -------------------------------------
                                Name: Jeffrey M. Ruben
                                     ------------------------------------
                                Title: Executive Vice President
                                      -----------------------------------


                                AMERICAN BUSINESS CREDIT, INC.


                                By:  /s/  Beverly Santilli
                                    -------------------------------------
                                Name:   Beverly Santilli
                                     ------------------------------------
                                Title:  President
                                      -----------------------------------




Acknowledged and Accepted:
U.S. BANK, NATIONAL ASSOCIATION
AS TRUSTEE FOR THE SECURITY HOLDERS


By: /s/ Richard Prokosch
   ---------------------------------
Name: Richard Prokosch
Title: Vice President


                     (Signature Page to Security Agreement)


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